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                                                                      Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

          We consent to the incorporation by reference in this Registration Statement of Berkshire Hathaway Inc. on Form S-8 of our reports dated March 5, 2001, appearing in the Annual Report on Form 10-K of Berkshire Hathaway Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP

Omaha, Nebraska
December 18, 2001